Intangible Assets	3 Months Ended
Apr. 30, 2022
Intangible Assets

(5) Intangible Assets

Intangible assets consisted of the following (in thousands):

	April 30, 2022 (Successor)				January 31, 2022 (Successor)
	Gross			Net	Gross			Net
	Carrying	Accumulated		Carrying	Carrying	Accumulated		Carrying
	Amount	Amortization		Amount	Amount	Amortization		Amount
Developed software/ courseware	$363,842		$62,522	$301,320	$300,771		$43,687	$257,084
Customer contracts/ relationships	342,300		17,917	324,383	332,300		10,436	321,864
Vendor relationships	43,900		25,492	18,408	 43,900		21,219	 22,681
Trademarks and trade names	45,500		327	45,173	3,900		373	3,527
Publishing rights	41,100		7,284	33,816	41,100		5,229	35,871
Backlog	49,700		11,874	37,826	49,700		4,906	44,794
Skillsoft trademark	84,700		—	84,700	84,700		—	84,700
Global Knowledge trademark	25,400		2,808	22,592	 25,400		2,062	 23,338
Total	$996,442		$128,224	$868,218	$881,771		$87,912	$793,859

Amortization expense related to the existing finite-lived intangible assets is expected to be as follows (in thousands):

Fiscal Year	Amortization Expense
2023 (remaining 9 months)	$129,296
2024	150,855
2025	130,179
2026	126,268
2027	80,415
Thereafter	166,505
Total	$783,518

Amortization expense related to intangible assets in the aggregate was $39.6 million and $31.9 million for the three months ended April 31, 2022 (Successor) and April 30, 2021 (Predecessor (SLH)), respectively.

Impairment of Goodwill and Intangible Assets

Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired. Goodwill in fresh-start accounting results when the reorganization value of the emerging entity exceeds what can be attributed to specific tangible or identified intangible assets. The Company tests goodwill for impairment during the fourth quarter every year in accordance with ASC 350, Intangibles — Goodwill (“ASC 350”). In connection with the impairment evaluation, the Company may first consider qualitative factors to determine whether the existence of events or circumstances indicates that it is more likely than not (i.e., a likelihood of more than 50%) that the fair value of a reporting unit is less than its carrying amount. Performing a quantitative goodwill impairment test is not necessary if an entity determines based on this assessment that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company fails or elects to bypass the qualitative assessment, the goodwill impairment test must be performed. This test requires a comparison of the carrying value of the reporting unit to its estimated fair value. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, an impairment loss equal to the difference is recorded, not to exceed the amount of goodwill allocated to the reporting unit. In determining reporting units, the Company first identifies its operating segments, and then assesses whether any components of these segments constitute a business for which discrete financial information is available and where segment management regularly reviews the operating results of that component.

Intangible assets arising from business combinations are generally recorded based upon estimates of the future performance and cash flows from the acquired business. The Company uses an income approach to determine the estimated fair value of certain identifiable intangible assets including customer relationships and trade names and uses a cost approach for other identifiable intangible assets, including developed software/courseware. The income approach determines fair value by estimating the after-tax cash flows attributable to an identified asset over its useful life (Level 3 inputs) and then discounting these after-tax cash flows back to a present value. The cost approach determines fair value by estimating the cost to replace or reproduce an asset at current prices and is reduced for functional and economic obsolescence. Developed technology represents patented and unpatented technology and know-how. Customer contracts and relationships represents established relationships with customers, which provide a ready channel for the sale of additional content and services. Trademarks and tradenames represent acquired product names and marks that the Company intends to continue to utilize.

The Company reviews intangible assets subject to amortization at least annually to determine if any adverse conditions exist or a change in circumstances has occurred that would indicate impairment or a change in remaining useful life. Conditions that would indicate impairment and trigger a more frequent impairment assessment include, but are not limited to, a significant adverse change in legal factors or business climate that could affect the value of an asset, or an adverse action or assessment by a regulator.  The Company reviews indefinite-lived intangible assets, including goodwill and certain trademarks, during the fourth quarter of each year for impairment, or more frequently if certain indicators are present or changes in circumstances suggest that impairment may exist and reassesses their classification as indefinite-lived assets.

During the three months ended April 30, 2022, the Global Knowledge business experienced a decline in bookings compared to the corresponding period in the prior year, which will likely lead to lower revenue for the reporting unit for the three months ended July 31, 2022 due to the lag of bookings converting into GAAP revenue.  When considering whether events or changes in circumstances might indicate that the carrying amount of Global Knowledge reporting unit goodwill and other intangible assets may not be recoverable, the Company concluded that no such events and changes in circumstances were present during the three months ended April 30, 2022 since its long-term outlook for the Global Knowledge business has not changed as the Company continues to invest in its salesforce and product offerings.  Based on these considerations, management does not believe there are indicators of impairment as of April 30, 2022.  In the event the Company continues to experience operating performance in its Global Knowledge business that is below its expectations in future periods, such factors could result in a decline in the fair value of the reporting unit, and the Company may be required to record impairments of goodwill and other identified intangible assets.

A roll forward of goodwill is as follows:

Description	Skillsoft	GK	Consolidated
Goodwill, net January 31, 2022 (Successor)	$680,500	$115,311	$795,811
Foreign currency translation adjustment	(102)	(730)	(832)
Acquisition of Codecademy	309,967	—	309,967
Measurement period adjustments	—	(614)	(614)
Goodwill, net April 30, 2022 (Successor)	$990,365	$113,967	$1,104,332

As of April 30, 2022 and January 31, 2022, there were no accumulated impairment losses for the Skillsoft or Global Knowledge segments.